Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma combined financial statements of FDCTech, Inc. (the “Company,” “FDCTech,” “we,” or “us”) and Alchemy Markets Limited [“Alchemy (Malta) or “NSFX”)] present the historical financial information of FDCtech adjusted with Alchemy (Malta) to give effect to the acquisition of 50.10% of Alchemy (Malta) by the FDCTech. We have prepared the following unaudited pro forma combined financial information following Article 11 of Regulation S-X.

The unaudited pro forma condensed combined balance sheet as of June 30, 2023, incorporates the historical unaudited condensed balance sheet of FDCTech and the historical unaudited condensed consolidated balance sheet of Alchemy (Malta) as of June 30, 2023, on a pro forma basis as if the acquisition and related transactions, summarized below, had been consummated on June 30, 2023, which is the actual Acquisition Date.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2023, combines the historical unaudited condensed statement of operations of FDCTech and the historical unaudited condensed consolidated statement of operations of Alchemy (Malta) for the six months ended June 30, 2023, on a pro forma basis as if the acquisition and related transaction summarized below, had been consummated on January 1, 2022.

The unaudited pro forma combined statement of operations for the fiscal year ended December 31, 2022, combines the historical audited statement of operations of FDCTech and the historical unaudited consolidated statement of operations of Alchemy (Malta) for such period on a pro forma basis assuming FDCTech consummated the acquisition and related transactions on January 1, 2022.

The unaudited pro forma combined financial statements have been developed and should be read in conjunction with:

●	the accompanying notes to the unaudited pro forma combined financial statements;

●	the audited consolidated financial statements of FDCTech as of December 31, 2022, and the related notes thereto;

●	the unaudited six months condensed consolidated financial statements of FDCTech as of June 30, 2023, and the related notes thereto;

●	the audited consolidated financial statements of Alchemy (Malta) as of November 30, 2022, and the related notes thereto;

●	the unaudited six months condensed consolidated financial statements of Alchemy (Malta) as of June 30, 2023, and the related notes thereto;

●	the section entitled “FDCTech Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information relating to FDCTech included reports filed with the SEC or elsewhere or incorporated by reference in this 8-K; and

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The unaudited pro forma combined financial information has been presented for illustrative purposes only. It does not necessarily reflect what the combined entity’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. Further, the unaudited pro forma combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined entity. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to various factors. Assumptions and estimates underlying the unaudited pro forma adjustments outlined in the unaudited pro forma combined financial statements are described in the accompanying notes. FDCTech believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the acquisition based on information available to Management at this time and that the transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma combined financial information, including but not limited to the following:

FDCTech has been determined to be the accounting acquirer based on the evaluation of the following facts and circumstances concerning Alchemy (Malta) immediately after the Closing;

●	The relative voting rights. FDCTech holds the majority of Alchemy (Malta) ‘s voting rights; therefore, we are the accounting acquirer.

●	The composition of the governing body. FDCTech is the governing body of Alchemy (Malta), and we are the accounting acquirer.

●	The composition of the senior Management. If the senior Management comprises primarily the management personnel from one of the combining entities, that entity is likely the accounting acquirer.

We have determined the method of accounting for the business combination. The accounting acquirer applies the acquisition method and recognizes the acquiree’s identifiable assets, liabilities, and any noncontrolling interest in the acquiree at their fair values as of the acquisition date. The fair values of Alchemy (Malta) ‘s assets and liabilities equal their carrying amounts. Therefore, we did not need any adjustments to the carrying amounts of these assets and liabilities on FDCTech’s balance sheet.

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FDCTECH, INC

UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2023

(Currency expressed in United States Dollars)

	FDCTech	Alchemy (Malta)	Total	Pro Forma Adjustments (Note 3)	Pro Forma Combined
	(USD)	(USD)	(USD)		(USD)
Assets
Current assets:
Cash	$127,057	$24,510	$(24,510)	A	$127,057
Accounts receivable, net	2,857,581	2,715,888	(2,715,888)	B	2,857,581
Other current assets	1,142,499	741,231	(741,231)	C	1,142,499
Total Current assets	4,127,137	3,481,629	(3,481,629)		4,127,137
Fixed assets, net	3,096	3,096	(3,096)	D	3,096
Capitalized software, net	895,748	-	-		895,748
Acquired tangible assets	35,953	-	-		35,953
Acquired intangible assets	2,600,800	-	-		2,600,800
Total assets	$7,662,734	$3,484,725	$(3,484,725)		$7,662,734
Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable	$519,450	$-	$		$519,450
Line of credit	50,310	-			50,310
Payroll tax payable	226,779	-			226,779
Business acquisition loan	350,000	-			350,000
Cares act - PPP advance	32,644	-			32,644
Other current liabilities	640,632	482,022	(482,022)	E	640,632
Total Current liabilities	1,819,815	482,022	(482,022)		1,819,815
SBA loan – non-current	126,941	-	-		126,941
Deferred tax liabilities	349,326	349,326	(349,326)	F	349,326
Accrued interest – non-current	17,386	-	-		17,386
Total liabilities	2,313,468	831,348	(831,348)		2,313,468
Commitments and Contingencies (Note 9)
Stockholders’ Deficit:
Preferred stock, par value $0.0001	400	-	-		400
Common stock, par value $0.0001	33,358	-	-		33,358
Additional paid-in capital	6,349,824	-	-		6,349,824
Accumulated other comprehensive income	(8,933)	-	-		(8,933)
Accumulated deficit	(3,649,885)	878,733	(878,733)	G	(3,649,885)
Total FDCTech stockholders’ equity (deficit)	2,724,764	878,733	(878,733)		2,724,764
Noncontrolling interest	2,624,502	1,774,644	1,774,644)	H	2,624,502
Total liabilities and stockholders’ deficit	$7,662,734	$3,484,725	$(3,484,725)		$7,662,734

See accompanying notes to unaudited proforma condensed combined financial statements

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FDCTECH INC.

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2023

(Currency expressed in United States Dollars)

	FDCTech	Alchemy (Malta)	Total	Proforma Adjustments (Note 3)	Proforma Combined
	(USD)	(USD)	(USD)		(USD)
Revenues
Technology & software	$474,565	$-	(90,000)	I	384,565
Wealth management	2,836,271	-	-		2,836,271
Trading	-	1,621,345	-		1,621,345
Total revenue	3,310,836	1,621,345	(90,000)		4,842,181
Cost of sales
Technology & software	22,503	-	-		22,503
Wealth management	2,549,135	-	-		2,549,135
Total cost of sales	2,571,638	-	-		2,571,638
Gross Profit	739,198	1,621,345	(90,000)		2,270,543
Operating expenses:
General and administrative	979,709	1,537,367	(90,000)	J	2,427,076
Sales and marketing	41,823	-	-		41,823
Total operating expenses	1,021,532	1,537,367	(90,000)		2,468,899
Operating loss	(282,334)	83,978	-		(198,356)
Other income (expense):
Gain on purchase	979,342	-	(979,342)	K	-
Other interest expense	(10,852)	-	-		(10,852)
Other income (expense)	(988)	-	-		(988)
Total other expense	967,502	-	(979,342)		(11,840)
Income (loss) before provision for income taxes	685,168	83,978	(979,342)		(210,196)
Provision for income taxes	-	-	-		-
Net loss	$685,168	$83,978	(979,342)		(210,196)
Less: Net income attributable to noncontrolling interest	(43,525)	-	-		(43,525)
Net income attributable to FDCTech’s shareholders	$728,693	$83,978	$(979,342)		$(166,671)
Net loss per common share, basic and diluted	$(0.01)	$-			(0.00)
Weighted average number of common shares outstanding basic and diluted	316,587,950	-	-		316,587,950

See accompanying notes to unaudited proforma condensed combined financial statements

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FDCTECH INC.

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

(Currency expressed in United States Dollars)

	FDCTech	Alchemy (Malta)	Total	Proforma Adjustments (Note 3)	Proforma Combined
	(USD)	(USD)	(USD)		(USD)
Revenues
Technology & software	$626,000	$-	(132,000)	L	626,000
Wealth management	5,827,732	-	-		5,827,732
Trading	-	5,519,388	-		5,387,388
Total revenue	6,453,732	5,519,388	(132,000)		11,841,120
Cost of sales
Technology & software	159,051	-	-		159,051
Wealth management	5,275,741	-	-		5,275,741
Total cost of sales	5,434,792	-	-		5,434,792
Gross Profit	1,018,940	5,519,388	(132,000)		6,406,328
Operating expenses:
General and administrative	1,679,121	5,193,843	(132,000)	M	6,740,964
Sales and marketing	382,864	-	-		382,864
Total operating expenses	2,061,985	5,193,843	(132,000)		7,123,828
Operating loss	(1,043,045)	325,545	-		(717,500)
Other income (expense):
Other interest expense	(61,533)	-	-		(61,533)
Other income (expense)	204	-	-		(988)
Total other expense	(61,329)	-	-		(61,329)
Income (loss) before provision for income taxes	(1,104,374)	325,545	-		(778,829)
Provision for income taxes	-	-	-		-
Net loss	$(1,104,374)	$325,545	-		(778,829)
Less: Net income attributable to noncontrolling interest	(1,360)	-	-		(1,360)
Net income attributable to FDCTech’s shareholders	$(1,103,014)	$325,545	$-		$(777,469)
Net loss per common share, basic and diluted	$(0.01)	$-			(0.00)
Weighted average number of common shares outstanding basic and diluted	158,048,019	-	-		158,048,019

See accompanying notes to unaudited proforma condensed combined financial statements

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FDCTECH, INC

NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Currency expressed in United States Dollars)

(Unaudited)

We have based the following unaudited proforma condensed combined financial statements on the historical financial statements of FDCTech, Inc. (“FDCTech” or the “Company”) and Alchemy Markets Limited (“Alchemy (Malta)”) after giving effect to our Acquisition of Alchemy (Malta) (“the Acquisition”) and the assumptions and adjustments described in the accompanying notes to the unaudited proforma condensed combined financial statements.

Note 1. Description of Acquisition

On December 31, 2022, FDCTech announced the sales purchase agreement (“Agreement”) under which FDCTech acquired a 50.10% equity interest in New Star Capital Trading Ltd., a British Virgin Island company (“New Star”) and its operating subsidiary Alchemy Markets Ltd. or Alchemy (Malta) formerly known as NSFX Ltd. Alchemy (Malta) is an online trading brokerage firm regulated by the Malta Financial Services Authority (MFSA). FDCTech will assume a business acquisition loan liability of $350,000 to purchase the controlling interest in Alchemy (Malta).

FDCtech amended the Agreement to February 28, 2023, to comply with the BVI Companies Act requirement for the change of ownership. FDCTech consolidated the fair value of Alchemy (Malta) ‘s assets and liabilities on or on June 30, 2023 (“the Acquisition Date”). FDCTech closed Alchemy (Malta) transactions as of June 30, 2023.

Alchemy (Malta) is authorized to deal with its account (market maker) as a Category 3 licensed entity by the MFSA, receive and transmit orders for retail and professional clients, and hold and control clients’ money and assets. Alchemy (Malta) services its customers in the English, French, German, Italian, and Arabic-speaking markets. The customers can trade in currency, commodity, equity, and other derivatives in real-time.

Note 1. Basis of Proforma Presentation

The unaudited proforma condensed combined financial statements do not reflect what FDCTech’s operational results or financial status would have been if the acquisition had taken place on the given dates. These proformas should not be viewed as predictors of future operational outcomes or FDCTech’s financial standing.

The unaudited proforma financial statements, including its notes, do not reflect any potential operating efficiencies and cost savings that FDCTech may achieve concerning the combined companies. You should read the unaudited proforma condensed combined financial statements and corresponding notes in conjunction with the historical financial statements of FDCTech included in the annual report on Form 10-K/A for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC “) on May 5, 2023, and the subsequent quarterly report on Form 10-Q for the six months ended June 30, 2023, filed with the SEC on August 11, 2023, and in conjunction with the historical financial statements of Alchemy (Malta) included in this Form 8-K.

The unaudited pro forma condensed combined balance sheet as of June 30, 2023, incorporates the historical unaudited condensed balance sheet of FDCTech and the historical unaudited condensed consolidated balance sheet of Alchemy (Malta) as of June 30, 2023, on a pro forma basis as if the acquisition and related transactions, summarized below, had been consummated on June 30, 2023, which is the actual Acquisition Date.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2023, combines the historical unaudited condensed statement of operations of FDCTech and the historical unaudited condensed consolidated statement of operations of Alchemy (Malta) for the six months ended June 30, 2023, on a pro forma basis as if the acquisition and related transaction summarized below, had been consummated on January 1, 2022.

The unaudited pro forma combined statement of operations for the fiscal year ended December 31, 2022, combines the historical audited statement of operations of FDCTech and the historical unaudited consolidated statement of operations of Alchemy (Malta) for such period on a pro forma basis assuming FDCTech consummated the acquisition and related transactions on January 1, 2022.

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Note 3. Adjustments to Unaudited Pro Forma Combined Financial Information.

Foreign Currency Translation and Re-measurement

FDCTech translates its foreign operations to US dollar (“USD”) following ASC 830, “Foreign Currency Matters.”

We have translated amounts from the local currency, Euro (“EUR”) of Alchemy (Malta), into US$1.00 at the following exchange rates for the respective dates:

The exchange rate at the reporting end date:

June 30, 2023
USD: EUR	$0.9222

Average exchange rate for the period:

	January 1, 2023, to June 30, 2023	January 1, 2022, to December 31, 2022
USD: EUR	$0.9244	$0.9510

FDCTech subsidiary’s functional currency is EUR, and the reporting currency is the USD.

FDCTech translates its records into USD as follows:

●	Assets and liabilities at the rate of exchange in effect at the balance sheet date
●	Equities at the historical rate
●	Revenue and expense items at the average rate of exchange prevailing during the period

Purchase Price Allocation

On December 31, 2022, FDCTech announced the sales purchase agreement (“Agreement”) under which FDCTech acquired a 50.10% equity interest in New Star Capital Trading Ltd., a British Virgin Island company (“New Star”) and its operating subsidiary Alchemy Markets Ltd. or Alchemy (Malta) formerly known as NSFX Ltd. Alchemy (Malta) is an online trading brokerage firm regulated by the Malta Financial Services Authority (MFSA). FDCTech will assume a business acquisition loan liability of $350,000 to purchase the controlling interest in Alchemy (Malta).

Alchemy (Malta) ‘s Balance Sheet as of June 30, 2023 (Acquisition Date):

Description	Fair value, $
Cash and cash equivalents (1)	24,510
Financial assets at fair value through profit and loss (2)	741,231
Receivables (3)	2,715,888
Fixed assets (4)	3,096
- Current liabilities (5)	(482,022)
- Deferred tax liabilities (6)	(349,326)
Net assets (A)	2,653,377
Purchase Price 50.10% (B)	350,000
Noncontrolling interest (C), 49.90%	1,324,035
FDCTech gain on bargain purchase (A) – (B) – (C)	979,342

(1)	We recognize cash and cash equivalents held by Alchemy (Malta) and deposits in bank accounts that can be accessed on demand or within 90 days. They are included in our cash and cash equivalents in the consolidated balance sheet as of June 30, 2023. We hold client funds held by Alchemy (Malta) in the normal course of business in a fiduciary capacity; we do not include such funds in these financial statements.

(2)	Financial assets at fair values (or other current assets) for Alchemy (Malta) through profit and loss are derivative contracts in favor of Alchemy (Malta). They are included in our other current assets in the consolidated balance sheet as of June 30, 2023. We determine financial assets at fair values by reference to market prices or rates quoted at the end of the reporting period. Observable market prices or rates support the valuation techniques since their variables include only data from observable markets. We categorize Alchemy (Malta) ‘s derivative financial instruments as level 2.

(3)	Alchemy (Malta) ‘s receivables mostly consist of amounts due from previous shareholders of New Star and are included in our accounts receivable in the consolidated balance sheet as of June 30, 2023.

(4)	All property and equipment are initially recorded at historical cost and included in our fixed assets, net in the consolidated balance sheet as of June 30, 2023. Historical cost includes expenditures directly attributable to the acquisition of the items. We calculate depreciation using the straight-line method to allocate their cost or revalued amounts to their residual values over their estimated useful lives.

(5)	We recognize deferred tax using the liability method on temporary differences between the tax bases of assets and liabilities and their carrying amounts in the financial statements. We include deferred tax liabilities in our consolidated balance sheet as of June 30, 2023. However, deferred tax liabilities are not recognized if they arise from the initial recognition of goodwill; deferred tax is not accounted for if it stems from the initial recognition of an asset or liability in a transaction other than a business combination that at the time of the transaction affects neither accounting nor taxable profit or loss. Deferred tax is determined using tax rates (and Malta laws) that have been enacted or substantially enacted by the end of the reporting period and are expected to apply when the related deferred tax asset is realized, or the deferred tax liability is settled.

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The adjustments included in the unaudited pro forma combined balance sheet as of June 30, 2023, are as follows:

A.	As the acquisition date and historical reporting date are June 30, 2023, we have credited $24,510 as cash since FDCTech’s balance sheet already includes Alchemy’s (Malta) cash.

B.	As the acquisition date and historical reporting date are June 30, 2023, we have credited $2,715,888 as accounts receivable since FDCTech’s balance sheet already includes Alchemy’s (Malta) receivable.

C.	As the acquisition date and historical reporting date are June 30, 2023, we have credited $741,231 as other current assets (Financial assets at fair value through profit and loss) since FDCTech’s balance sheet already includes Alchemy’s (Malta) other current assets.

D.	As the acquisition date and historical reporting date are June 30, 2023, we have credited $3,096 as fixed assets since FDCTech’s balance sheet already includes Alchemy’s (Malta) fixed assets.

E.	As the acquisition date and historical reporting date are June 30, 2023, we have debited $482,022 as other current liabilities since FDCTech’s balance sheet already includes Alchemy’s (Malta) other current liabilities.

F.	As the acquisition date and historical reporting date are June 30, 2023, we have debited $349,326 as deferred tax liabilities since FDCTech’s balance sheet already includes Alchemy’s (Malta) deferred tax liabilities.

G.	As the acquisition date and historical reporting date are June 30, 2023, we have eliminated $878,733 Alchemy’s (Malta) retained earnings.

H.	As the acquisition date and historical reporting date are June 30, 2023, we have eliminated $1,774,644 Alchemy’s (Malta) paid-in-capital.

The adjustments included in the unaudited pro forma combined statement of operations for the six months ended June 30, 2023, are as follows:

I.	In an inter-company transaction, we have debited $90,000 as technology revenue from revenues received from Alchemy (Malta) during the six months ended June 30, 2023.

J.	In an inter-company transaction, we have credited $90,000 as technology support expenses paid to FDCTech by Alchemy (Malta) during the six months ended June 30, 2023.

K.	As the acquisition date and historical reporting date are June 30, 2023, we have eliminated the gain on purchase recorded due to the difference (bargain purchase) between the book value of Alchemy (Malta) and the purchase price.

The adjustments included in the unaudited pro forma combined statements of operation for the fiscal year ended December 31, 2022, are as follows:

L.	In an inter-company transaction, we have debited $132,000 as technology revenue from revenues from Alchemy (Malta) during the fiscal year ending December 31, 2022.

M.	In an inter-company transaction, we have credited $132,000 as technology support expenses paid to FDCTech by Alchemy (Malta) during the fiscal year ending December 31, 2022.

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